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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                              Dated August 30, 2007

                                       of

                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000



[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))


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Item 2.02. Results of Operations and Financial Condition

         On August 30, 2007, the Company issued a press release reporting its financial results for the fourth fiscal quarter and full year ended July 31, 2007. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

         The attached press release includes a presentation of earnings and earnings per share for the fourth quarter ended July 31, 2007, excluding a change in revenue recognized for the lifetime jewelry protection plan, a benefit for the net impact of derivative versus hedge accounting on its gold and silver contracts, and a benefit from the decision to indefinitely reinvest certain undistributed foreign earnings in accordance with APB 23, (together, the "fourth quarter charges"). In addition, the attached press release includes earnings and earnings per share for the twelve months ended July 31, 2007, that exclude the fourth quarter charges. Earnings and earnings per share excluding such items are not measures of financial performance under GAAP and should not be considered as alternatives to earnings and earnings per share as computed under GAAP for the applicable period.

         Management will use earnings and earnings per share measures adjusted to exclude certain items as part of its evaluation of the performance of the Company. Further, the Company believes the adjusted earnings and earnings per share measures provide useful information to investors because the items excluded relate to events that had a significant impact during the quarter and will recur with unpredictable frequency and significance in the future.

         The information set forth under Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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                                  EXHIBIT INDEX
                                  -------------

99.1    Press Release of Zale Corporation issued August 30, 2007.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



               ZALE  CORPORATION
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               Registrant


Date:    August 30, 2007                          By: /s/  Cynthia T. Gordon
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                                                  Cynthia T. Gordon
                                                  Senior Vice President,
                                                  Controller
                                                  (principal accounting officer
                                                  of the Registrant)